SUPPLEMENT DATED DECEMBER 28, 2022 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Technology Fund
(the “Fund”)
This supplement amends the Statement of Additional Information of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.
The following information replaces the information in the table under the heading “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – INVESTMENTS” for Invesco Technology Fund in Appendix H:
INVESTMENTS
The following information is as of April 30, 2022 (unless otherwise noted):

Fund	Portfolio Manager(s)	Dollar Range of Investments in the Fund
Invesco Technology Fund
	Ash Shah[1]	None
The following information replaces the information in the table under the heading “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – ASSETS MANAGED” for Invesco Technology Fund in Appendix H:
ASSETS MANAGED
The following information is as of April 30, 2022 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Technology Fund
Ash Shah[1]	6	$8,665.5	1	$81.2	None	None
1 The Portfolio Manager began serving on the Fund effective November 28, 2022. All information is provided as of October 31, 2022.
ASEF-SOAI-1-SUP 122822